STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	5
Beginning Date of Collection Period	01-Feb-04
End Date of Collection Period	29-Feb-04
Payment Date	22-Mar-04
Previous Payment Date	20-Feb-04

Group 1 Funds Disbursement
Collected Funds	36,050,823.28
Available Payment Amount	35,620,064.87
Principal Collections	28,805,387.40
Interest Collections (net of servicing fee)	6,814,677.47
Net of Principal Recoveries	6,814,677.47
Principal Recoveries	0.00
Servicing Fee	430,758.41
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	36,012,314.28
Interest Paid to Notes and Components	1,102,925.80
Principal Paid to Notes and Components	34,478,630.07
Transferor - pursuant to 5.01 (a) (xiv)	0.00
Servicing Fee	430,758.41

Group 1 Pool Balance
Beginning Pool Balance	1,033,820,177.80
Principal Collections (including repurchases)	28,805,387.40
Additional Principal Reduction Amount	35,889.56
Ending Pool Balance	1,004,978,900.84

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.41%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.04%
Net Yield	8.37%
Realized Losses	0.00
Cumulative Realized Losses	35,889.56
Cumulative Loss Percentage	0.00%
Delinquent Loans
One Payment Principal Balance of loans	27,629,521.65
One Payment Number of loans	251
Two Payments Principal Balance of loans	5,264,788.75
Two Payments Number of loans	45
Three+ Payments Principal Balance of loans	14,075,034.08
Three+ Payments Number of loans	132

Two+ Payments Delinquency Percentage	1.92%
Two+ Payments Rolling Average	1.51%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	9,138
Number of loans outstanding end of period	8,898
Number of REO as of the end of the Collection Period	1
Principal Balance of REO as of the end of the Collection Period	91,771.20

Group 1 Overcollateralization
Beginning OC Amount	150,582,653.89
OC Release Amount	0.00
Extra Principal Payment Amount	5,637,353.11
Ending OC Amount	156,220,007.00

Target OC Amount	162,287,972.30
Interim OC Amount	150,582,653.89
Interim OC Deficiency	11,705,318.41

Monthly Excess Cashflow	5,637,353.11
Principal Payment Amount	28,805,387.40
Principal Collections	28,805,387.40
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds	9,226,163.22
Available Payment Amount	9,123,911.33
Principal Collections	7,551,773.71
Interest Collections (net of servicing fee)	1,572,137.62
Net of Principal Recoveries	1,572,137.62
Principal Recoveries	0.00
Servicing Fee	102,251.89
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	9,226,163.22
Interest Paid to Notes and Components	266,444.47
Principal Paid to Notes and Components	8,857,466.86
Transferor - pursuant to 5.01 (a) (xiv)	0.00
Servicing Fee	102,251.89

Group 2 Pool Balance
Beginning Pool Balance	245,404,527.54
Principal Collections (including repurchases)	7,551,773.71
Additional Principal Reduction Amount	28,045.96
Ending Pool Balance	237,824,707.87

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.19%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.14%
Net Yield	8.05%
Realized Losses	28,045.96
Cumulative Realized Losses	44,337.24
Cumulative Loss Percentage	0.02%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	9,741,601.58
One Payment - Number of mortgage loans	80
Two Payments - Principal Balance of mortgage loans	883,752.30
Two Payments - Number of mortgage loans	7
Three+ Payments - Principal Balance of mortgage loans	2,522,235.26
Three+ Payments - Number of mortgage loans	24

Two+ Payments Delinquency Percentage	1.43%
Two+ Payments Rolling Average	1.17%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,718
Number of loans outstanding end of period	1,678
Number of REO as of the end of the Collection Period	0
Principal Balance of REO as of the end of the Collection Period	0.00

Group 2 Overcollateralization
Beginning OC Amount	36,513,802.78
OC Release Amount	0.00
Extra Principal Payment Amount	1,277,647.19
Ending OC Amount	37,791,449.97

Target OC Amount	39,285,123.64
Interim OC Amount	36,513,802.78
Interim OC Deficiency	2,771,320.86

Monthly Excess Cashflow	1,277,647.19
Principal Payment Amount	7,551,773.71
Principal Collections	7,551,773.71
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	7,561,638.97
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	1.09125%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	1.38125%
Class A-1 Note Rate	1.38125%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	1.69125%
Class M-1 Component Rate	1.69125%
Group 1 Available Funds Cap	7.88886%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	1.42125%
Class A-2 Note Rate	1.42125%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	1.69125%
Class M-2 Component Rate	1.69125%
Group 2 Available Funds Cap	7.98080%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	33.447144
2. Principal Payment per $1,000	32.458174
3. Interest Payment per $1,000	0.988970

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	1.38125%
2. Days in Accrual Period	31

3. Class A-1 Interest Due	817,080.01
4. Class A-1 Interest Paid	817,080.01
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	686,962,610.98
2. Class A-1 Principal Due	26,816,715.88
3. Class A-1 Principal Paid	26,816,715.88
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	660,145,895.10

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.8314796
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.7990214
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.6568754

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	35.440437
2. Principal Payment per $1,000	34.446221
3. Interest Payment per $1,000	0.994216

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	1.42125%
2. Days in Accrual Period	31

3. Class A-2 Interest Due	198,840.28
4. Class A-2 Interest Paid	198,840.28
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	162,470,563.70
2. Class A-2 Principal Due	6,889,140.88
3. Class A-2 Principal Paid	6,889,140.88
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	155,581,422.82

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.8123650
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.7779188
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.6541853

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	33.669102
2. Principal Payment per $1,000	32.458174
3. Interest Payment per $1,000	1.210929

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	1.69125%
2. Days in Accrual Period	31

3. Class M-1 Interest Due	285,845.79
4. Class M-1 Interest Paid	285,845.79
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	196,274,912.93
2. Class M-1 Principal Due	7,661,914.19
3. Class M-1 Principal Paid	7,661,914.19
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	188,612,998.74

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.8314796
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.7990214
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1876786

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	35.629312
2. Principal Payment per $1,000	34.446221
3. Interest Payment per $1,000	1.183091

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	1.69125%
2. Days in Accrual Period	31

3. Class M-2 Interest Due	67,604.19
4. Class M-2 Interest Paid	67,604.19
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	46,420,161.06
2. Class M-2 Principal Due	1,968,325.98
3. Class M-2 Principal Paid	1,968,325.98
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	44,451,835.08

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.8123650
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.7779188
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1869101

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on March 22, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of March, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer